Exhibit 4.1

SEE LEGEND AND CERTAIN DEFINITIONS ON REVERSE

Number *0*	Shares *0*

CUSIP [   ]

FIRST EAGLE BDC, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

$0.001 Par Value Per Share

THIS CERTIFIES THAT **Specimen** is the owner of **Zero (0)** shares of Common Stock, $0.001 par value per share, of

First Eagle BDC, Inc.

(the “Corporation”) fully paid and non-assessable, transferable on the books of the Corporation in person or by a duly authorized attorney, upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

Dated:

Chief Executive Officer	Secretary

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED.

KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN, MUTILIATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT	-	as tenants by the entireties	(Custodian)	(Minor)
JT TEN	-	as joint tenants with right of	Under Uniform Gifts to Minors Act of
		survivorship and not as tenants		(State)
in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO
(Please Print or Typewrite Name and Address, Including Zip Code, and Social Security Number or other Identifying Number, of Assignee)

(            ) shares of Common Stock of the Corporation represented by this Certificate and does hereby irrevocably constitute and appoint                                  attorney to transfer the said shares of Common Stock on the books of the Corporation with full power of substitution in the premises.

Dated

NOTICE: The Signature To This Assignment Must Correspond With The Name As Written Upon The Face Of The Certificate In Every Particular, Without Alteration Or Enlargement Or Any Change Whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.